Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended August 31, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$3,246,227
Unrealized Gain (Loss) on Market Value of Futures	3,102,998
Unrealized Gain (Loss) on Foreign Currency Translations	(80)
Interest Income	27,290
ETF Transaction Fees	1,050
Total Income (Loss)	$6,377,485

Expenses
Management Fees	$352,431
Tax Reporting Fees	35,838
Brokerage Commissions	27,029
Non-interested Directors' Fees and Expenses	3,787
Prepaid Insurance Expense	2,203
Total Expenses	$421,288
Net Income (Loss)	$5,956,197

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/12	$431,913,179
Additions (200,000 Units)	12,190,934
Net Income (Loss)	5,956,197

Net Asset Value End of Month	$450,060,310
Net Asset Value Per Unit (7,250,000 Units)	$62.08

To the Unitholders of the United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Exhibit 99.1

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended August 31, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(38,975)
Unrealized Gain (Loss) on Market Value of Futures	59,100
Interest Income	101
Total Income (Loss)	$20,226

Expenses
Management Fees	$1,322
Brokerage Commissions	41
Non-interested Directors' Fees and Expenses	21
Prepaid Insurance Expense	15
Other Expenses	7,219
Total Expenses	8,618
Expense Waiver	(6,914)
Net Expenses	$1,704
Net Income (Loss)	$18,522

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/12	$2,405,991
Net Income (Loss)	18,522

Net Asset Value End of Month	$2,424,513
Net Asset Value Per Unit (100,000 Units)	$24.25

To the Unitholders of the United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Exhibit 99.1

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended August 31, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$78,307
Unrealized Gain (Loss) on Market Value of Futures	(70,043)
Unrealized Gain (Loss) on Foreign Currency Translations	263
Interest Income	167
Total Income (Loss)	$8,694

Expenses
Management Fees	$1,886
Brokerage Commissions	206
Non-interested Directors' Fees and Expenses	24
Other Expenses	8,525
Total Expenses	10,641
Expense Waiver	(8,171)
Net Expenses	$2,470
Net Income (Loss)	$6,224

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/12	$2,810,488
Net Income (Loss)	6,224

Net Asset Value End of Month	$2,816,712
Net Asset Value Per Unit (100,000 Units)	$28.17

To the Unitholders of the United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Exhibit 99.1

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended August 31, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$116,685
Realized Trading Gain (Loss) on Short-Term Investments	(5)
Unrealized Gain (Loss) on Market Value of Futures	34,351
Interest Income	282
ETF Transaction Fees	1,000
Total Income (Loss)	$152,313

Expenses
Management Fees	$2,161
Brokerage Commissions	99
Non-interested Directors' Fees and Expenses	32
Other Expenses	8,525
Total Expenses	10,817
Expense Waiver	(8,062)
Net Expenses	$2,755
Net Income (Loss)	$149,558

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/12	$3,652,694
Withdrawals (50,040 Units)	(1,264,394)
Net Income (Loss)	149,558

Net Asset Value End of Month	$2,537,858
Net Asset Value Per Unit (100,000 Units)	$25.38

To the Unitholders of the United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended August 31, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$3,402,244
Realized Trading Gain (Loss) on Short-Term Investments	(5)
Unrealized Gain (Loss) on Market Value of Futures	3,126,406
Unrealized Gain (Loss) on Foreign Currency Translations	183
Interest Income	27,840
ETF Transaction Fees	2,050
Total Income (Loss)	$6,558,718

Expenses
Management Fees	$357,800
Tax Reporting Fees	35,838
Brokerage Commissions	27,375
Non-interested Directors' Fees and Expenses	3,864
Prepaid Insurance Expense	2,218
Other Expenses	24,269
Total Expenses	451,364
Expense Waiver	(23,147)
Net Expenses	$428,217
Net Income (Loss)	$6,130,501

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/12	$440,782,352
Additions (200,000 Units)	12,190,934
Withdrawals (50,040 Units)	(1,264,394)
Net Income (Loss)	6,130,501

Net Asset Value End of Month (7,550,000 Units)	$457,839,393

To the Unitholders of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612